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                                                                    Exhibit 99.1


     CERTIFICATION BY LYLE G. STOCKSTILL PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Torch Offshore, Inc. (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Lyle G. Stockstill, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Lyle G. Stockstill
-------------------------------------------------
Lyle G. Stockstill
Chairman of the Board and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Torch Offshore, Inc. and will be retained by Torch Offshore, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.